UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2018

Celanese Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On September 17, 2018, Celanese Corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). During the Special Meeting, the stockholders approved an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), to (i) eliminate the Company’s Series B Common Stock, par value $0.0001 per share (the “Series B Common Stock”) as an authorized series of the Company’s class of common stock, (ii) redesignate the Company’s Series A Common Stock, par value $0.0001 per share (the “Series A Common Stock”), including all shares of the Series A Common Stock issued and outstanding at the effective time of such amendment, as “Common Stock, par value $0.0001 per share” (the “Common Stock”), and (iii) make other minor changes to Article IV of the Restated Certificate to delete from the Restated Certificate provisions relating to the Series B Common Stock. The amendment to the Certificate is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 8, 2018, in connection with the Special Meeting. The full text of the amendment to the Certificate is attached as Exhibit 3.1 and is incorporated herein by reference.
The amendment to the Restated Certificate became effective upon the Company’s filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware on September 17, 2018.
Item 5.07 Submission of Matters to a Vote of Security Holders.
During the Special Meeting, the Company’s stockholders were asked to consider and vote upon two proposals: (1) approval of an amendment to the Restated Certificate to eliminate any references to the Company’s Series B Common Stock and redesignate the Company’s Series A Common Stock as "Common Stock"; and (2) approval of the adjournment or postponement of the Special Meeting, if necessary.
As of the record date of July 27, 2018, there were 134,962,322 shares of the Company’s Series A Common Stock issued and outstanding and entitled to be voted at the Special Meeting, if represented. For each proposal, the stockholder voting results were as follows:
1. Approval of the Amendment to the Company’s Certificate of Incorporation. The amendment to the Certificate to eliminate references to the Company’s Series B Common Stock and redesignate the Company’s Series A Common Stock were approved by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
122,526,681	52,572	63,972
2. Approval of the Adjournment and Postponement of the Special Meeting. The adjournment or postponement of the Special Meeting, if necessary, was approved by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
117,168,129	5,420,167	54,929
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Celanese Corporation dated September 17, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	September 17, 2018

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